Exhibit 99.1

                   Certification pursuant to 18 U.S.C. Section
                 1350, as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002.





         To my knowledge, this Report on Form 10-Q for the twenty-six weeks ended June 29, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Tasty Baking Company.


                                 By:      /S/ Carl S. Watts
                                     ------------------------------------------

                                          Name: Carl S. Watts
                                          Title: Chairman, President and
                                                  Chief Executive Officer



                                 By:      /S/ John M. Pettine
                                    -------------------------------------------
                                          Name: John M. Pettine
                                          Title: Executive Vice President and
                                                  Chief Financial Officer


Date: August 12, 2002